                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                            THE ZWEIG FUND, INC.
                     THE ZWEIG TOTAL RETURN FUND, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

                                    N/A
----------------------------------------------------------------------------
  (Name of Person(s)Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials:

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount previously paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                              THE ZWEIG FUND, INC.
                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                                                    May 23, 2003

DEAR SHAREHOLDER:

    You are cordially invited to attend the Joint Annual Meeting of Shareholders of The Zweig Fund, Inc. ("ZF") and The Zweig Total Return Fund, Inc. ("ZTR") to be held on Monday, June 23, 2003 at 10:00 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York.

    This meeting will give you an opportunity to hear a report on the Funds and to discuss other matters of interest to you as a shareholder.

    We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting. In some instances, if you own shares in both ZF and ZTR, you may receive separate proxy statements and proxy cards for each Fund. Please return all proxy cards that you may receive.

                                              PHILIP R. MCLOUGHLIN,
                                              CHAIRMAN OF THE BOARD
                                                AND PRESIDENT OF
                                            THE ZWEIG FUND, INC. AND
                                        THE ZWEIG TOTAL RETURN FUND, INC.

                              THE ZWEIG FUND, INC.
                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022
                               -----------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 23, 2003
                              -------------------

TO THE SHAREHOLDERS:

    The Joint Annual Meeting of Shareholders of The Zweig Fund, Inc., a Maryland corporation ("ZF"), and The Zweig Total Return Fund, Inc., a Maryland corporation ("ZTR"), will be held on Monday, June 23, 2003 at 10:00 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York for the following purposes:

    1.  ELECT DIRECTORS:

    (a) With respect to ZF, to elect two Directors to serve until the Annual Meeting of Shareholders in 2006, and one director to serve until the Annual Meeting of Shareholders in 2004.

    (b) With respect to ZTR, to elect two Directors to serve until the Annual Meeting of Shareholders in 2006, and one director to serve until the Annual Meeting of Shareholders in 2004.

    2.  OTHER BUSINESS:

        To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record of ZF and/or ZTR at the close of business on May 13, 2003 are entitled to notice of, and will be entitled to vote at, the Meeting or any postponement or adjournment thereof. The enclosed Proxy is being solicited on behalf of the Boards of Directors.

                                    By Order of the Boards of Directors of
                                           The Zweig Fund, Inc. and
                                       The Zweig Total Return Fund, Inc.
                                             PHILIP R. MCLOUGHLIN,
                                             CHAIRMAN OF THE BOARD
                                                 AND PRESIDENT
New York, New York
May 23, 2003

                                   IMPORTANT:

 YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUNDS THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO THE MEETING.

                              THE ZWEIG FUND, INC.
                       THE ZWEIG TOTAL RETURN FUND, INC.
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                               -----------------

                             JOINT PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 23, 2003

                              -------------------

    This Joint Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of The Zweig Fund, Inc., a Maryland corporation ("ZF"), and The Zweig Total Return Fund, Inc., a Maryland corporation ("ZTR"), for use at the Joint Annual Meeting of Shareholders to be held at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), New York, New York on Monday, June 23, 2003 at 10:00 A.M., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting dated May 23, 2003.

    The Meeting is scheduled as a joint meeting of the respective shareholders of ZF and ZTR (the "Funds") because the shareholders of both Funds are expected to consider and vote on similar matters. The Boards of Directors of the Funds have determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of both Funds. In the event that any shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for adjournment of such Fund's meeting to immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by the other Fund of such proposal if the shareholders of such other Fund approve the proposal.

    If the accompanying form of proxy is properly executed and returned in time to be voted at the Meeting, the shares will be voted in accordance with the instructions marked by the shareholder. Executed ZF proxies that are unmarked will be voted for the election of the three nominees of the Board of Directors as Directors of ZF. Executed ZTR proxies that are unmarked will be voted for the election of the three nominees of the Board of Directors as Directors of ZTR. A shareholder can revoke the proxy prior to its use by appearing at the Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Funds, or by returning a subsequently dated proxy.

    This Proxy Statement and the accompanying form of proxy will be first sent to shareholders on or about May 23, 2003.

    The Boards of Directors of the Funds have fixed the close of business on May 13, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the record date, 73,233,013 shares of ZF's common stock were outstanding, and 91,867,174 shares of ZTR's common stock were outstanding. To the best of the Funds' knowledge, no person beneficially owns more than five percent of the outstanding shares of either Fund's common stock.

    The Annual Reports of the Funds for the year ended December 31, 2002, including financial statements, have been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on May 13, 2003.

    Each Fund will furnish, without charge, another copy of the Fund's December 31, 2002 Annual Report to any shareholder who requests it by contacting the Fund's Administrator, Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, Attention: Shareholder Services; Toll-free telephone number 1-800-272-2700.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The members of the Board of Directors of ZF and ZTR are divided into three classes with the term of office of one class expiring each year. At the forthcoming Annual Meeting, two ZF and two ZTR Directors will be elected to serve a three-year term (until the third succeeding Annual Meeting in 2006), and one ZF and one ZTR Director will be elected to serve a one-year term (until the first succeeding Annual Meeting in 2004). Unless authority to vote for the election of Directors is withheld, the enclosed proxy will be voted for the election of the nominees named below. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director, as the holders of the proxies may, in their discretion, determine.

    Each Fund's Board of Directors has appointed a Nominating Committee which makes annual recommendations as to the individuals to be nominated by such Fund's Board of Directors for election as Directors at the forthcoming Annual Meeting and selects candidates for election by the Board of Directors to fill any vacancies in the Board of Directors, including those resulting from an increase in the number of Directors. Each Fund's

Nominating Committee consists of at least two Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of such Fund or its investment adviser.

    Based on the recommendations made by the ZF Nominating Committee at its meeting held in February, 2003, the Board of Directors of ZF has nominated Charles H. Brunie and James B. Rogers, Jr. who are presently Directors of ZF, for re-election to the ZF Board, to serve until the third succeeding Annual Meeting in 2006, and the Board of Directors of ZF has nominated Philip R. McLoughlin who is presently a Director of ZF, for re-election to the ZF Board, to serve until the first succeeding Annual Meeting in 2004. Based on the recommendations made by the ZTR Nominating Committee at its meeting held in February, 2003, the Board of Directors of ZTR has nominated Charles H. Brunie and James B. Rogers, Jr. who are presently Directors of ZTR, for re-election to the ZTR Board, to serve until the third succeeding Annual Meeting in 2006, and the Board of Directors of ZTR has nominated Philip R. McLoughlin who is presently a Director of ZTR, for re-election to the ZTR Board, to serve until the first succeeding Annual Meeting in 2004.

    Background information with respect to the current Directors appears below.

                                               NUMBER OF
                                             PORTFOLIOS IN            PRINCIPAL
        NAME, AGE,              TERM OF          FUND               OCCUPATION(S)
        ADDRESS AND            OFFICE AND      COMPLEX-          DURING PAST 5 YEARS
        POSITION(S)            LENGTH OF      OVERSEEN BY             AND OTHER
         WITH FUND            TIME SERVED      DIRECTOR          DIRECTORSHIPS HELD
                                DISINTERESTED DIRECTORS
Charles H. Brunie 72         Term: Until           2         Chairman, Brunie Associates
Brunie Associates            2003. Served                    (investments) (since April
600 Third Avenue,            since: 1998                     2001); Chairman,
17th Floor                   for ZF and                      Oppenheimer Capital (1969
New York, NY 10016           1988 for ZTR.                   to 2000); Chairman
Director                                                     Emeritus, Board of
                                                             Trustees, Manhattan
                                                             Institute (since 1990).
                                                             Trustee, Milton and Rose D.
                                                             Friedman Foundation for
                                                             Vouchers (1999-present).
                                                             Trustee, Hudson Institute
                                                             (since 2002). Trustee,
                                                             American Spectator (since
                                                             2002).

                                               NUMBER OF
                                             PORTFOLIOS IN            PRINCIPAL
        NAME, AGE,              TERM OF          FUND               OCCUPATION(S)
        ADDRESS AND            OFFICE AND      COMPLEX-          DURING PAST 5 YEARS
        POSITION(S)            LENGTH OF      OVERSEEN BY             AND OTHER
         WITH FUND            TIME SERVED      DIRECTOR          DIRECTORSHIPS HELD
Elliot S. Jaffe 77           Term: Until           2         Chairman and Founder of The
30 Dunnigan Drive            2005. Served                    Dress Barn, Inc. (since
Suffern, NY 10901            since: 1988                     1963). Director, National
Director                     for ZF and                      Retail Federation (since
                             ZTR.                            1994); Stamford Hospital
                                                             Foundation (since 1997).
                                                             Member, Board of Overseers
                                                             of The School of Arts and
                                                             Sciences, University of
                                                             Pennsylvania (since 1998);
                                                             Trustee, Teachers College,
                                                             Columbia University (since
                                                             1996). Director of
                                                             Citigroup Funds (since
                                                             1990).
Wendy Luscombe 51            Term: Until           2         Principal, WKL
480 Churchtown Road          2005. Served                    Associates, Inc.
Craryville, NY 12521         since: 2002                     (investment management)
Director                     for ZF and                      (since 1994). Fellow, Royal
                             ZTR.                            Institution of Chartered
                                                             Surveyors. Member,
                                                             Chartered Institute of
                                                             Arbitrators. Director,
                                                             Endeavour Real Estate
                                                             Securities, Ltd. (since
                                                             2000). Director, PXRE,
                                                             Corp. (reinsurance) (since
                                                             1994). Director, Amadeus
                                                             Vision Capital, plc (since
                                                             1999).
Alden C. Olson 75            Term: Until           2         Currently retired.
2711 Ramparte Path           2004. Served                    Chartered Financial Analyst
Holt, MI 48842               since: 1996                     (since 1964). Professor of
Director                     for ZF and                      Financial Management,
                             ZTR.                            Investments at Michigan
                                                             State University (1959 to
                                                             1990).
James B. Rogers, Jr. 60      Term: Until           2         Private investor (since
352 Riverside Drive          2003. Served                    1980). Chairman, Beeland
New York, NY 10025           since: 1986                     Interests (investments and
Director                     for ZF and                      media) (since 1980).
                             1988 for ZTR.                   Regular Commentator on CNBC
                                                             (1998). Author of
                                                             "Investment Biker: On the
                                                             Road with Jim Rogers"
                                                             (1994) and "Adventure
                                                             Capitalist" (2003).
                                                             Visiting Professor,
                                                             Columbia University (1998).
                                                             Columnist, WORTH Magazine
                                                             (since 1995). Director,
                                                             Emerging Markets Brewery
                                                             Fund (1993-2002). Director,
                                                             Levco Series Trust (since
                                                             1996).

                                               NUMBER OF
                                             PORTFOLIOS IN            PRINCIPAL
        NAME, AGE,              TERM OF          FUND               OCCUPATION(S)
        ADDRESS AND            OFFICE AND      COMPLEX-          DURING PAST 5 YEARS
        POSITION(S)            LENGTH OF      OVERSEEN BY             AND OTHER
         WITH FUND            TIME SERVED      DIRECTOR          DIRECTORSHIPS HELD
                                  INTERESTED DIRECTORS
*Philip R. McLoughlin 56     Term: Until          46         Consultant, The Phoenix
56 Prospect Street           2003. Served                    Companies, Inc.
Hartford, CT 06115           since: 2002                     (2002-present). Director,
Chairman of the Board and    for ZF and                      PXRE Corporation (Delaware)
President                    ZTR.                            (1985-present), World Trust
                                                             Fund (1991-present).
                                                             Chairman (1997-2002),
                                                             Director (1995-2002), Vice
                                                             Chairman (1995-1997) and
                                                             Chief Executive Officer
                                                             (1995-2002), Phoenix
                                                             Investment Partners, Ltd.
                                                             Director, Executive Vice
                                                             President and Chief
                                                             Investment Officer, The
                                                             Phoenix Companies, Inc.
                                                             (2001-2002). Director
                                                             (1994-2002) and Executive
                                                             Vice President, Investments
                                                             (1988-2002), Phoenix Life
                                                             Insurance Company. Director
                                                             (1983-2002) and Chairman
                                                             (1995-2002), Phoenix
                                                             Investment Counsel, Inc.
                                                             Director (1984-2002) and
                                                             President (1990-2000),
                                                             Phoenix Equity Planning
                                                             Corporation. Chairman and
                                                             Chief Executive Officer,
                                                             Phoenix/Zweig Advisers LLC
                                                             (1999-2002). Director and
                                                             President, Phoenix
                                                             Investment Management
                                                             Company (2001-2002).
                                                             Director and Executive Vice
                                                             President, Phoenix Life and
                                                             Annuity Company
                                                             (1996-2002). Director and
                                                             Executive Vice President,
                                                             PHL Variable Insurance
                                                             Company (1995-2002).
                                                             Director, Phoenix National
                                                             Trust Company (1996-2002).
                                                             Director and Vice
                                                             President, PM
                                                             Holdings, Inc. (1985-2002).
                                                             Director, PHL
                                                             Associates, Inc.
                                                             (1995-2002). Director
                                                             (1992-2002) and President
                                                             (1992-1994), WS Griffith
                                                             Securities, Inc.

                                               NUMBER OF
                                             PORTFOLIOS IN            PRINCIPAL
        NAME, AGE,              TERM OF          FUND               OCCUPATION(S)
        ADDRESS AND            OFFICE AND      COMPLEX-          DURING PAST 5 YEARS
        POSITION(S)            LENGTH OF      OVERSEEN BY             AND OTHER
         WITH FUND            TIME SERVED      DIRECTOR          DIRECTORSHIPS HELD
                             OFFICERS WHO ARE NOT DIRECTORS
Carlton Neel 35              Served since:                   Senior Vice President and
900 Third Ave.               2003 for ZF                     Portfolio Manager, Phoenix/
New York, NY 10022           and ZTR.                        Zweig Advisers LLC (since
Executive Vice President                                     2003). Managing Director
                                                             and Co-Founder, Shelter
                                                             Rock Capital Partners, LP
                                                             (2002-2003). Senior Vice
                                                             President and Portfolio
                                                             Manager, Phoenix/Zweig
                                                             Advisers LLC (1995-2002).
                                                             Vice President, JP
                                                             Morgan & Co. (1990-1995).
David Dickerson 35           Served since:                   Senior Vice President and
900 Third Ave.               2003 for ZF                     Portfolio Manager, Phoenix/
New York, NY 10022           and ZTR.                        Zweig Advisers LLC (since
Vice President                                               2003). Managing Director
                                                             and Co-Founder, Shelter
                                                             Rock Capital Partners, LP
                                                             (2002-2003). Vice President
                                                             and Portfolio Manager,
                                                             Phoenix/Zweig Advisers LLC
                                                             (1996-2002).
Nancy J. Engberg 46          Served since:                   Vice President and Counsel,
56 Prospect Street           2000 for ZF                     Phoenix Investment
Hartford, CT 06115           and ZTR.                        Partners, Ltd. (since
Secretary                                                    1999). Counsel, Phoenix
                                                             Home Life Mutual Insurance
                                                             Company (1994 to 1999).
Nancy Curtiss 50             Served since:                   Vice President, Fund
56 Prospect Street           2003 for ZF                     Accounting (1994-present)
Hartford, CT 06115           and ZTR.                        and Treasurer
Treasurer                                                    (1996-present), Phoenix
                                                             Equity Planning
                                                             Corporation. Treasurer,
                                                             Phoenix Fund Complex
                                                             (1994-present).

* Director considered to be an "Interested Person," as that term is defined in the Act. Mr. McLoughlin is considered an interested person of both ZF and ZTR because, among other things, he is an officer of each Fund.

COMPENSATION OF DIRECTORS AND OFFICERS

    During the year ended December 31, 2002, ZF paid Directors' fees, aggregating $108,500 and ZTR paid Directors' fees, aggregating $108,500 to the Directors who were not interested persons of the Funds or the Adviser. Each Fund pays each Director who is not an interested person of such Fund or Adviser an annual fee of $10,000 and a fee of $1,500 for attendance at each meeting of the Board of Directors or a committee of the Board. Each Fund also reimburses its Directors for their actual out-of-pocket expenses relating to attendance at such meetings.

    Set forth below is the compensation paid by ZF and ZTR to current Directors for the year ended December 31, 2002. The Funds do not pay any pension or retirement benefits to their Directors.

                               COMPENSATION TABLE

                                                                    AGGREGATE    TOTAL COMPENSATION FROM
                                                                   COMPENSATION   FUND AND FUND COMPLEX
                    NAME OF PERSON, POSITION                        FROM FUND       PAID TO DIRECTORS
Charles H. Brunie -- Director                                      ZF-$20,500            $41,000
                                                                   ZTR-$20,500
Elliot S. Jaffe -- Director                                        ZF-$22,000            $44,000
                                                                   ZTR-$22,000
Wendy Luscombe -- Director                                         ZF-$22,000            $44,000
                                                                   ZTR-$22,000
Alden C. Olson -- Director                                         ZF-$23,500            $47,000
                                                                   ZTR-$23,500
James B. Rogers, Jr. -- Director                                   ZF-$20,500            $41,000
                                                                   ZTR-$20,500
Philip R. McLoughlin -- Interested Director                        ZF-$0                      $0
                                                                   ZTR-$0

                        DIRECTOR OWNERSHIP OF SECURITIES

    Set forth in the table below is the dollar range of equity securities owned by each Director as of December 31, 2002.

                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                              FUND OWNERSHIP IN ALL
                                                                        DOLLAR RANGE            FUNDS OVERSEEN BY
                                                                    OF EQUITY SECURITIES      DIRECTOR IN FAMILY OF
                        NAME OF DIRECTOR                              IN EACH FUND (1)        INVESTMENT COMPANIES
Charles H. Brunie                                                  ZF-Over $100,000                Over $100,000
                                                                   ZTR-Over $100,000
Elliot S. Jaffe                                                    ZF-$50,001-$100,000 (2)         Over $100,000
                                                                   ZTR-$1-$10,000
Wendy Luscombe                                                     ZF-$1-$10,000                 $10,001-$50,000
                                                                   ZTR-$1-$10,000
Alden C. Olson                                                     ZF-$10,001-$50,000            $10,001-$50,000
                                                                   ZTR-$1-$10,000
James B. Rogers, Jr.                                               ZF-$10,001-$50,000            $10,001-$50,000
                                                                   ZTR-$10,001-$50,000
Philip R. McLoughlin                                               ZF-$1-$10,000                   Over $100,000
                                                                   ZTR-$1-$10,000

----------
(1) The information as to beneficial ownership is based on statements furnished to each Fund by its Directors and reflects ownership as of December 31, 2002. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. The Directors and officers of ZF and ZTR, as a group, beneficially own less than 1% of the outstanding shares of each Fund.

(2) Does not include 10,000 ZF shares held by Mr. Jaffe's wife, as to which he disclaims beneficial ownership.

COMMITTEES AND BOARD OF DIRECTORS' MEETINGS

AUDIT COMMITTEE

    Each Fund's Board of Directors has appointed a standing Audit Committee. Each Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee. The purposes of the Audit Committees are set forth in the Audit Committee Charters. In brief, the role of each Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of each Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

    The Audit Committee of the Board of Directors of each Fund will normally meet at least two times during each full fiscal year with representatives of the independent auditors to discuss and review various matters as contemplated by the Audit Committee Charter. In the performance of its oversight function, each Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of its Fund. Each Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Each Audit Committee has also considered whether the provision by its Fund's independent auditors of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent auditors' independence. Finally, each Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors the independent auditors' independence.

    The members of the Funds' Audit Committees are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committees rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committees' oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees' considerations and discussions referred to above do not assure that the audits of the Funds' financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds' auditors are in fact "independent."

    Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committees referred to above and in the Audit Committee Charters, each Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for the year ended December 31, 2002. The members of each Audit Committee, Messrs. Jaffe and Olson and Ms. Luscombe, are "independent" within the meaning of the Act and the

New York Stock Exchange corporate governance standards for audit committees.

NOMINATING COMMITTEE

    Messrs. Brunie, Olson and Rogers, each of whom is not an interested person of the Funds, are members of the Nominating Committee of the Board of Directors of each Fund. Each Fund's Nominating Committee considers candidates for election to fill vacancies on the respective Board of Directors, and will consider recommendations from shareholders for possible nominees. Such recommendations should be accompanied by a biography of the recommended candidate and should be submitted to the Secretary of the respective Fund.

BOARD OF DIRECTORS' MEETINGS

    The Board of Directors of each Fund held six meetings during the year ended December 31, 2002. Each Fund's Nominating Committee held one meeting during the year ended December 31, 2002 and met in advance of the February, 2003 Board meetings, at which time each Nominating Committee recommended the nominees for re-election to the Boards. Each Fund's Audit Committee held two meetings during the year ended December 31, 2002 and one meeting in February, 2003. All of the nominees and all of the Directors whose terms will continue after the forthcoming annual meeting attended at least 75% of the total number of Board meetings and his or her respective committee meetings, for each Fund, held during the 2002 year.

    THE BOARD OF DIRECTORS OF ZF AND ZTR EACH RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RE-ELECTION OF THE NOMINEES.

                       INVESTMENT ADVISER, ADMINISTRATOR
                                AND SUB-ADVISER

    Phoenix/Zweig Advisers LLC (the "Adviser") serves as the investment adviser for both ZF and ZTR. The Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. All of the Adviser's outstanding equity interests are directly owned by Phoenix Investment Partners, Ltd., the wholly-owned investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX is located at One American Row, Hartford, Connecticut, 06115-2520.

    Phoenix Investment Partners has served investors for over 70 years. As of March 31, 2003, Phoenix Investment Partners had approximately $52.9 billion in assets under management through its investment partners: Aberdeen Fund
Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Capital West Asset Management, LLC

(Capital West) in Greenwood Village, CO; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management, LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, CT, Sarasota, FL, and Scotts Valley, CA, respectively.

    Phoenix Equity Planning Corporation (the "Administrator") serves as the administrator for both ZF and ZTR. The Administrator's principal business office is located at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480. All of the Administrator's outstanding equity interests are owned by Phoenix Investment Partners.

    Zweig Consulting LLC (the "Sub-Adviser"), which serves as the sub-adviser for both ZF and ZTR, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's principal business office is located at 900 Third Avenue, New York, New York 10022. Dr. Martin E. Zweig is the President and principal owner of the Sub-Adviser. The Sub-Adviser's fees are paid by the Adviser.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act of 1940 require, among other persons, the officers and Directors of the Funds and the Adviser to file reports of ownership and changes in ownership of the shares of common stock of the Funds with the Securities and Exchange Commission and the New York Stock Exchange. The Securities and Exchange Commission's regulations also require such reporting persons to furnish each Fund with copies of all Section 16(a) forms they file. Based on its review of these reports and on written representations from the reporting persons that no other reports were required, each Fund believes that, during the years ended December 31, 2001 and December 31, 2002, there was compliance with all Section 16(a) and Section 30(h) reporting requirements applicable to its reporting persons.

                            INDEPENDENT ACCOUNTANTS

    At the recommendation of the Audit Committees of the Funds, the Boards of Directors of the Funds, including a majority of the Directors who are not interested persons of the Funds, has each selected the firm of PricewaterhouseCoopers LLP ("PwC") to serve as independent accountants of such Fund for the year ending December 31, 2003. A representative of PwC is expected to be present at the Meeting and will have the opportunity to make a statement if he or she so desires and to respond to questions from shareholders.

    The aggregate fees billed for services rendered by PwC during the year ended December 31, 2002 are described below.

AUDIT FEES

    The aggregate fees billed by PwC to ZF in connection with the annual audit of ZF's financial statements for the fiscal year ended December 31, 2002 were $53,000. The aggregate fees billed by PwC to ZTR in connection with the annual audit of ZTR's financial statements for the fiscal year ended December 31, 2002 were $53,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    There were no fees billed for financial information systems design and implementation rendered by PwC to ZF or ZTR, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provided services to the Funds for the fiscal year ended December 31, 2002.

ALL OTHER FEES

    Non-audit fees billed by PwC to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provided services to the Funds were $255,250, for the fiscal year ended December 31, 2002. Each Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

                             ADDITIONAL INFORMATION

OTHER MATTERS

    The Boards of Directors know of no matters to be presented at the Meeting other than those specified in the accompanying Notice of Annual Meeting. However, if any other matter is properly presented before the Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment.

EXPENSES

    The Funds will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Annual Meeting and this Proxy Statement. The Funds, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the respective Fund's common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates.

VOTE REQUIRED

    The election of Directors for each Fund requires a plurality of the votes cast at the Meeting by the shareholders of such Fund. The following principles of Maryland law apply to the voting of shares of common stock at the Meeting. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares will constitute a quorum. Shares represented by proxy or in person at the Meeting, including shares represented by proxies that reflect abstentions and broker non-votes (hereinafter defined), will be counted as present in the determination of a quorum. With respect to the election of directors, an abstention does not constitute a vote "for" or "against" and will be disregarded in calculating the votes cast as to such matter, and "broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions. It is anticipated that votes will be tabulated by EquiServe Trust Co., N.A., the Funds' transfer agent.

PROPOSALS FOR 2004 MEETING

    Any proposals of shareholders that are intended to be presented at a Fund's 2004 Annual Meeting of Shareholders must be received at such Fund's principal executive offices no later than January 23, 2004, and must comply with all other legal requirements in order to be included in such Fund's proxy statement and form of proxy for that meeting.

    The persons named as proxies for the 2004 Annual Meeting of Shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by April 8, 2004. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

New York, New York                     By Order of the Boards of
May 23, 2003                                 Directors of
                                     The Zweig Fund, Inc. and The
                                    Zweig Total Return Fund, Inc.
                                         PHILIP R. MCLOUGHLIN,
                                         CHAIRMAN OF THE BOARD
                                             AND PRESIDENT

                                                      4902-PS-03

                                 DETACH HERE                              ZZWF52

                              THE ZWEIG FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 23, 2003
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned shareholder of The Zweig Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints PHILIP R. McLOUGHLIN and CARLTON NEEL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 10:00 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with instructions on the reverse side of this proxy.

     WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

SEE REVERSE      (CONTINUED, AND TO BE SIGNED AND DATED ON THE    SEE REVERSE
   SIDE                        REVERSE SIDE.)                        SIDE

THE ZWEIG FUND, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694







           DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL       ZZWF51



    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.

1. Election of Directors.
   NOMINEES: (01) Charles H. Brunie
             (02) Philip R. McLoughlin
             (03) James B. Rogers, Jr.


2. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

               FOR                   WITHHELD
               ALL    / /            FROM ALL   / /
            NOMINEES                 NOMINEES

        / /
            ------------------------------------------
            For all nominee(s) except as written above



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                      / /

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature:               Date:          Signature:              Date:
          -------------       --------            ------------       --------

                                 DETACH HERE                              ZZTR62

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 23, 2003
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned shareholder of The Zweig Total Return Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints PHILIP R. McLOUGHLIN and CARLTON NEEL, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 10:00 A.M. at the offices of Katten Muchin Zavis Rosenman, located at 575 Madison Avenue (between 56th and 57th Streets), 11th Floor, New York, New York, at any and all adjournments thereof, and to vote at the Annual Meeting all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

     WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

SEE REVERSE     (CONTINUED, AND TO BE SIGNED AND DATED ON THE        SEE REVERSE
   SIDE                        REVERSE SIDE.)                           SIDE

THE ZWEIG TOTAL
RETURN FUND, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694









        DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL          ZZTR61


     PLEASE MARK
/X/  VOTES AS IN
     THIS EXAMPLE.

1. Election of Directors.
   NOMINEES: (01) Charles H. Brunie
             (02) Philip R. McLoughlin
             (03) James B. Rogers, Jr.

           FOR                   WITHHELD
           ALL    / /       / /  FROM ALL
        NOMINEES                 NOMINEES

/ /
    ------------------------------------------
    For all nominee(s) except as written above


2. In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.




MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 / /

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature:               Date:        Signature:                  Date:
          --------------      -------           -----------------       -------